UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025

WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway		95119
San Jose
California
(Address of Principal Executive Offices)		(Zip Code)
(408) 717-6000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2005 Employee Stock Purchase Plan

Western Digital Corporation (“the Company”) held its annual meeting of stockholders (the “Annual Meeting”) on November 20, 2025. At the Annual Meeting, as discussed below, the Company's stockholders approved the amendment and restatement of the Western Digital Corporation 2005 Employee Stock Purchase Plan (as amended and restated, the “ESPP”) to increase shares available for issuance under the ESPP by 8 million shares as described in the section entitled “ESPP Proposal” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 6, 2025 (the “Proxy Statement”), which section is incorporated herein by reference. The ESPP had been previously approved, subject to stockholder approval, by the Board of Directors of the Company on August 27, 2025.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Results of the voting at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. The stockholders elected the following eight directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Kimberly E. Alexy	264,481,304	1,533,260	514,584	35,817,282
Martin I. Cole	253,735,670	12,488,888	304,590	35,817,282
Tunç Doluca	263,423,107	2,798,551	307,490	35,817,282
Bruce E. Kiddoo	265,760,801	468,101	300,246	35,817,282
Matthew E. Massengill	258,014,808	8,279,071	235,269	35,817,282
Roxanne Oulman	265,896,142	335,490	297,516	35,817,282
Stephanie A. Streeter	250,186,653	16,046,289	296,206	35,817,282
Irving Tan	262,165,829	4,144,795	218,524	35,817,282

Proposal 2. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the named executive officer compensation described in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
251,110,723	15,038,884	379,541	35,817,282

Proposal 3. Approval of the ESPP. As described in more detail in Item 5.02 above, the stockholders approved the ESPP. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
265,630,038	617,488	281,622	35,817,282

Proposal 4. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
287,281,853	14,718,956	345,621	N/A

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Western Digital Corporation Amended and Restated 2005 Employee Stock Purchase Plan, amended and restated as of August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

By:	/s/ Cynthia Tregillis
Cynthia Tregillis
Executive Vice President, Chief Legal Officer and Secretary
Date: November 24, 2025